Exhibit 10.8

Acquisition Agreement

This agreement is signed by the following parties in 2019: [ ] month [ ] day [ ]

Buyer: IDEANOMICS, INC.

Address: 318 North Carson Street, Suite 208, Carson City, Nevada 89701

Tree manufacturing Sdn. Bhd.

Shareholder: Tree manufacturing Sdn. Bhd.

Address: No. 8, Jalan Taming Jaya 1, Taman Taming Jaya, 43300 Balakong, Selangor, Malaysia

The above parties collectively referred to as "The Parties", each referred to as a "Party"

Whereas:

1.	The Buyer is a company established and valid under the laws of Nevada, United States. It is quoted on the Nasdaq Stock Market, an American stock exchange under the ticker symbol IDEX. As at the date of signature, the total number of outstanding common shares of the Buyer is 108,561,959 shares and 7,000,000 preferred shares.

2.	The Shareholder is a company established and valid under the laws of Malaysia. As at the date of signature, the Shareholder holds 100 shares in the Target Company, representing 100 percent of shares issued by the target company. The shareholding structure of the Shareholder and the Target Company is in Exhibit II.

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3.	The Target Company is a company established and valid under the laws of Malaysia. As at the date of signature, the total number of shares issued by the Target Company is 100, all of which are held directly by the Shareholder.

4.	The Buyer intends to acquire the Shares of the Target Company from the Shareholder at the price and on the terms and subject to the conditions set forth below. The Shareholder intends to sell the Shares of the Target Company to the Buyer at the price and on the terms and subject to the conditions set forth below.

NOW THEREFORE, in consideration of the representation, warranties and commitments set forth herein, the Parties agree as follows:

1	Definition

1.1	Words underlined in this Agreement, unless otherwise stated, shall have the meaning referred to in Exhibit I.

2	Purchase and Sale of Shares

2.1	The Buyer shall purchase from the Shareholder the 51 shares of the Target Company, which is 51% of the total number of shares issued by the Target Company (the "Underlying Shares")

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3	Target Company

3.1	Name: Tree Motion Sdn. Bhd., Company Registration number 1293672-X.

3.2	Registered Address: No. 24C, Jalan 2/137B, Resource Industrial Centre, Jalan Klang Lama, 58200 Kuala Lumpur, Malaysia.

3.3	As of the signature date, the Shareholder owns 100 shares of the Target Company, 100% of the Target Shares.

4.	Transaction Considerations and Payments

4.1	The parties agree to set the price of the Target Shares shall be USD $51,000,000 on the basis of the valuation value agreed upon by both parties.

4.2	The Buyer shall pay to the Shareholder its stocks equivalent of USD $51,000,000. The Buyer shall issue and allocates 25,500,000 shares of the Buyer's stock to the Shareholder at a price of US $2 per share (the "Transaction Consideration").

4.3	The issuance and allotment of the Transaction Consideration shall be completed within 90 days after the entry into force of this Agreement. All Transaction Considerations shall be allotted separately and effectively deposited in the escrow account of the Shareholder.

4.4	The Consideration Shares shall be shares of a separate class, with partial or full voting rights, and shall be entitled to voting rights since the time of allotment to the escrow account; the specific terms shall be agreed upon in writing by the parties

4.5	The Consideration Shares shall be restricted from the date of allotment and shall be released year by year in accordance with this section:

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a)	One year after the Public Announcement of 2019, 50% of the Consideration Shares, namely 12,750,000 shares shall be lifted from the sale restriction;

b)	One year after the Public Announcement of 2020, 50% of the Consideration Shares, namely 12,750,000 shares shall be lifted from the sale restriction;

4.6	After the completion of the issue and allotment of the Consideration Shares, the Shareholder shall hold 18.89% share of the Buyer.

4.7	The Shareholder agrees to sign a restricted sale agreement with the Buyer in accordance with the rules of the Nasdaq Stock Exchange with respect to the restricted sale of the Consideration Shares.

5	Closing

5.1	Within [30] working days after the entry into force of this Agreement, the Shareholder shall transfer the Underlying Shares to the Buyer and complete the registration of the changes in the Target Company.

5.2	The parties shall be obliged to cooperate with the other parties in the completion of the closing of this section, including but not limited to, the signing of all documents required, forms and authorizations, and providing the other parties with proof of delivery, tax payment vouchers, etc.

5.3	If, at any time prior to the Closing Date, the Shareholder or the Target Company violates any of their respective representations and warranties under this Agreement, the Buyer shall have the right to suspend the closing immediately.

5.4	Each Party agrees that after the completion of the closing, the Shareholder shall have the right to nominate [1 ] directors to the board of directors of the Target Company. As a shareholder of the Target Company the Buyer shall vote in favor of the appointment of the candidate nominated by the Shareholder as the director of the Target Company.

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6	Representations and Warranties of the Target Company

The Target Company, the Shareholder and Mr. Chan Hau Kong pledged jointly and severally on the Signing Day and the Closing Day:

6.1	The Target Company is a company established and in existence under the laws of Malaysia, and has provided to the Buyer a true and complete copy of its Articles of Association and Company Registration files.

6.2	All the shares of the Target Company have been legally registered and all the issued shares have been paid in full. There are no collateral, pledge or other rights restrictions on the entire shares of the Target Company and there is no preferential transfer right or similar rights.

6.3	The Target Company legally holds all licenses, filings, and qualifications required to operate the business as shown in Exhibit III, and such licenses, filings, and qualifications shall remain valid on the Signing Day and the Closing Day.

6.4	The business of the Target Company complies with the provisions of all respective laws, there is no major violations.

6.5	The Target Company has submitted to the Buyer its true audited financial statements (as shown in Exhibit IV), which are true, accurate and complete, without material omissions nor misleading statements.

6.6	The Target Company does not have any undisclosed investment or financial activities.

6.7	The Target Company does not have the following circumstances:

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6.7.1	The existent or potential existent risk of dissolution or inability to operate normally under any applicable laws;

6.7.2	Due to any applicable laws, court judgments, government orders, national policies, and the Articles of Association of the Target Company, the shares of the Target Company may not be transferred to the Buyer;

6.7.3	Have been or may be liable to any person(s) for any payment obligations, potential obligation to pay, compensate, or similar liabilities which has not been disclosed to the Buyer;

6.7.4	Any guarantee or warranty for others that have not been disclosed to the Buyer;

6.7.5	Risk that any property that has not been disclosed to the Buyer will be frozen, preserved, or restricted by the government, courts, or regulatory authorities, or by the rights of a third Party;

6.7.6	Any injunctions, punishments or fines that have been or will be subject to orders, decrees, judgments made by any government, court, or regulatory authority that have not been disclosed to the Buyer

6.7.7	Claims or demands that have been or will be brought by a relevant authority or any third party against the Target Company that have not been disclosed to the Buyer.

6.8	In addition to the conditions set forth in this Agreement, the Shareholder can transfer to the Buyer the Underlying shares, sign, submit any relevant documents, and fulfill its obligations under this Agreement, without the consent of any other relevant authority or third Party, order, record, license, notice, statement or registration.

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6.9	The signature and execution of this Agreement by the Target Company will not contravene or violate any of the following provisions, nor will it constitute a breach of contract or breach of any of the following: The company's Articles of Association, Certificate of Registration or other similar organizational documents; any documents, agreements thereof that are binding on them as a Party; or any law, or judgments, orders, rulings or decrees issued by any government agency that has jurisdiction over the Target Company or any Target Company shares or its shareholder or any assets owned its shareholder.

6.10	The Target Company has fully disclosed to the Buyer all documents, information and data of the Target Company, including but not limited to assets, liabilities, history, related warrants, business conditions, related parties, personnel, etc. All documents, data and information provided in connection with this agreement are true, accurate and valid, and there is no factual or legal obstacles known or supposed to disclose to the Buyer that affect the signing of this Agreement.

6.11	The Target Company has signed an exclusive sales agreement with the Shareholder and has obtained the exclusive right to sell all the electric vehicles and electric motorcycles produced by the Shareholder, the exclusive sales agreement is listed in Exhibit V of this Agreement.

7	Representations and Warranties of the Shareholder

Shareholder and Mr. Chan Hau Kong jointly and severally undertake on the date of signature and Closing Date:

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7.1	The Shareholder is a company legally established and legally existing under the laws of Malaysia and has the full capacity to sign, submit and perform this Agreement.

7.2	The Shareholder legitimately owns the Target shares, and the equity interests of the Target Company they hold have been paid in full. The Shareholder has the right to sell the Target shares

7.3	The signing, submission and execution of this Agreement by the Shareholder will not contravene or contradict any of the following provisions, nor will it constitute a breach or contravene any of the following: Their respective Articles of Association, business license or other similar organizational documents; any documents, agreements that are binding on them as a party; Or any law, or any judgment, order, ruling or decree issued by any government department having jurisdiction over the Shareholder or any assets owned by them.

7.4	The Shareholder has obtained all the necessary approvals and authorizations to sign, submit and fulfill this Agreement.

7.5	The Shareholder (Tree Manufacturing) will obtain and owned a land use right for a period of not less than 90 years to manufacture all electric powered vehicles and the land is located at Kawasan Perindustrian Gebeng, Mukim Sungai Karang, Daerah Kuantan in Malaysia with an area of 99.9521 Hectre. The Shareholder promises that there is no obstacle to obtaining the aforementioned land use rights. There is no collateral, pledge, guarantee, warrantee, priority, or any other rights or responsibilities to restrict land use rights. The relevant documents on the right to use the land are listed in Exhibit VI to this Agreement.

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7.6	Tree Movement Malaysia Sdn. Bhd. has granted Shareholder exclusive license to produce electric vehicle products. Tree Movement Malaysia Sdn. Bhd. is currently the sole holder of the Malaysian electric vehicle manufacturing license. A copy of said manufacturing license and exclusive license are listed in Exhibit VII of this Agreement.

7.7	The Shareholder have signed and will sign various contracts with governments, main bus locomotive factories, motorcycle factories, electric motorcycle factories, financial leasing companies, banks, financial institutions and travel agencies, including but not limited to, the following resources that have been or are being negotiated: 1. Shareholder and relevant Malaysian departments' resources for the use of new energy vehicle service for the police; 2. Shareholder and relevant Malaysian and ASEAN government departments' including private companies resources to use no less than 60,000 new energy buses and relevant services for all the individual countries local usage; 3. Shareholder will reach strategy cooperation with relevant government departments in Malaysia and ASEAN countries (including but not limited to Ministry of Environmental Protection, Ministry of Science and Technology, Ministry of Industry) 4. Shareholder and China Hi-Tech New Energy Auto Co. Ltd. reached corresponding resources cooperation 5. Other resources. A complete copy of the aforementioned cooperation and resources has been submitted to the Buyer, i.e. Exhibit VIII.

8	Commitment of Key Person(s)

Mr. Chan Hau Kong, Mr. Michael Yap, Ms. Michelle Khoo, Mr. Lee Ching Seng, Mr. Kevin Tham Vun Kiat, Mr. Dato' Steven Thor commit(s):

8.1	To be employed in the Target Company for at least 48 months after the Closing Date;

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8.2	During the period of office in the Target Company's and within one year after leaving the Company, no matter what the circumstances, shall he be employed or carried on in any manner whatsoever worldwide in any business which is in direct competition with or in conflict of interest with the business of the Target Company, i.e., it is impossible to work part-time or full-time with other employer(s) who operate(s) the same kind of products or provide similar services or have a competitive relationship with the target company; Nor shall he establish, invest or hold on its own or in the name of any third party to engage in any similar enterprise or business unit having any competitive relationship or conflict of interest with the business of the Target Company, or to engage in a business which is competitive with the business of the Target Company; And promise to strictly abide by the trade secrets of the Target Company, do not divulge the Know-How of the Target Company that he knows or masters.

8.3	Shall not be caused to leave the target company for any reason or by any means (including, but not limited to, persuasion, solicitation, employment) during and within one year after the expiration of the term of office in the Target Company. At the same time, the Key Person shall not cooperate in any name or form with any Key person(s) of the Target Company who leave(s) the Target company during his or her term of office and within one year after the expiration of his or her term of office or invest in a business that is the same or competitive with the business, nor an employee(s) of the Target Company who leave(s) the company during his or her term of office or within one year after the expiration of his term of office be employed in the same or competitive business as or to the Target Company.

8.4	During the term of office in the Target Company, may not harm or infringe the interests of the Target Company by any illegal means and means (including but not limited to encroachment, bribery, fraud, theft, misappropriation, etc.)

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8.5	Agree(s) to sign the non-competition commitments listed in Exhibit V.

9	Equity Incentive Scheme

9.1	The parties agree that [3]% of all Consideration Shares obtained by the Shareholder shall be used for the equity incentive plan.

10	Transitional Period Arrangements

Shareholder and Mr. Chan Hau Kong jointly and severally undertake on the Signing Date and the Closing Date:

10.1	The Shareholder shall make the Target Company to continue to operate normally in accordance with its status before the Signing Date.

10.2	The Shareholder and its affiliates will continue to perform all of the contracts listed in Exhibit VIII during the Transition Period and thereafter in accordance with their usual practices and will actively reclaim the sums associated with such contracts without prejudice to the interests of the Target Company.

10.3	During the Transition Period, the Target Company shall not set or agree to any others to set up collateral, pledge, guarantee, warranty, priority, or any other right or responsibility to restrict Land Use Rights on the land; nor may it be allowed to sign or submit any documents to waive or transfer Land Use Rights, or to sign or submit any documents to shorten the period of Land Use Rights or reduce the area of Land Use Rights.

10.4	During the Transition Period, by the except with the written consent of Parties, the Shareholder shall not, nor shall it cause the Target Company to:

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10.4.1	Agree, sign, submit or modify any documents so that the business of the Target Company cannot operate normally in accordance with its status before the Signing Date;

10.4.2	Terminate, dismiss, or modify the business contract already signed by the Target Company, or cease the normal performance of the foregoing contract in accordance with its past status.

10.4.3	Give up and waive claims, accounts receivable or any rights the Target Company from more than $100,000.

10.4.4	Engage in or agree to any act that results in, or will result in, a change in the number of shares or the amount of share capital of the Target Company.

10.4.5	Conduct or agree to a merger or consolidated statement of entities other than the Target Company and the Buyer.

10.4.6	Conduct or agree to the liquidation, dissolution, reorganization, and bankrupt of the Target Company

10.5	During the Transition Period, the Target Company can borrow funds, provide guarantees, provide loans in any single amount of more than $ 500,000 or in a cumulative amount of more than $ 1,000,000, with the written consent of the Parties.

10.6	During the Transition Period, the Target Company shall obtain prior written consent of the Parties for hiring an employee or consultant whose annual salary (including compensation) exceeds US $ 100,000.

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11	Fees and Taxes

11.1	Each Party shall be responsible for its respective tax liabilities and fees in relation to the signing, submission, execution of this Agreement and their respective obligations under this Agreement (including but not limited to all transaction taxes, stamp duty, income tax), and fees (including but not limited to attorney fees, consultant fees, registration fees). Each party shall be responsible for the completion of their respective tax declarations relating to this Agreement.

11.2	The parties shall be obliged to cooperate with the other party in its tax declaration relating to this Agreement, to receive inquiries from the relevant authorities, and to provide reasonable personnel information, records or books of account when requested by the competent authorities.

12	Termination and Release

12.1	This Agreement may be terminated or rescinded by written consent of Parties.

12.2	Within 60 working days after the effective date of this Agreement, the Shareholder fails to complete the closing as stipulated in Article 5.1 of this Agreement, the Buyer may terminate this Agreement by written notice to the Shareholder.

12.3	If the closing of the Target Shares is suspended for reasons under Article 5.3 of this Agreement and, within 120 days from the date of the suspension, the parties are unable to reach agreement through consultation, the buyer may terminate this Agreement by written notice to the Shareholder.

12.4	If any competent court or government agency makes a final, non-appealable injunction prohibiting the transaction agreed upon in this Agreement, the party receiving the injunction may terminate this Agreement by written notice to the other party.

12.5	The effect of termination. In the event of termination of this Agreement, in addition to the obligations set forth in Article 134 of this Agreement, each Party shall use commercially reasonable efforts to restore itself and other parties to the original state (with the exception of Article 15 in this Agreement). All documents, materials and other materials relating to the transactions agreed upon in this Agreement shall be returned to the other Party either before or after the signing of this Agreement.

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13	Default

13.1	Any breach of this Agreement constitutes the default of contract and the defaulting Party shall be liable in full for losses incurred by the defaulting Party in breach of this Agreement (including attorneys' fees).

13.2	If this Agreement is terminated in accordance with Article 12.2 due to the reason of the Shareholder, the Shareholder shall pay compensation of $100,000 US Dollars to the Buyer.

13.3	If this Agreement is terminated in accordance with Article 12.3 due to the reason of the Shareholder, the Shareholder shall pay compensation of $100,000 US Dollars compensation to the Buyer.

13.4	From the Date of Closing and thereafter, due to any breach of its representations or warranties under this Agreement, whereby the Shareholder causes any losses to the Buyer and the shareholder, directors, employees, agents, heirs and assigns of the Buyer, and the Shareholder shall be fully liable for any damages (including attorneys' fees).

13.5	From the Date of Closing and thereafter, due to any breach of any representations or warranties under this Agreement by the Key Personnel, causing any losses to the Buyer and the shareholder, directors, employees, agents, successors and assignee of the Buyer, the Shareholder and Key person should be fully liable for any damages (including attorneys' fees).

13.6	From the Date of Closing and thereafter, the Buyer shall be fully liable (including attorneys' fees) for any losses incurred by the Buyer as a result of any breach by the Buyer of any representations or warranties made under this Agreement by the Buyer and the shareholder, directors, employees, agents, successors and assignee of the Buyer.

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14	Force Majeure

14.1	Force majeure. Events that cannot be foreseen, avoided, and overcome, Including, but not limited to, natural disasters, strikes, riots, wars and applicable laws and policies (including the respective countries or regions of the parties) and changes in their application. The parties agree that it is also force majeure if the applicable laws and policies are subject to retroactive adjustment.

14.2	If, due to Force Majeure, any Party is unable to perform or is unable to fully perform according this Agreement, such Party shall immediately inform the other Party of such circumstance in written notice, and within 7 working days from the date of the occurrence of such circumstance or within 7 working days from the date of the resumption of communication (whichever is later); and provide detailed written facts and valid proof that the Agreement cannot be performed or partially failed, or the reasons for the extension are required. In accordance with the extent of the impact of the event on the performance of this agreement, the parties shall decide whether to terminate this Agreement, or partially waive the responsibility of performing this Agreement, or postpone the performance of this Agreement.

15	Confidentiality

15.1	The following information received by the parties as a result of the signing and performance of this Agreement shall constitute confidential information and shall be strictly confidential: (1) the terms and conditions constituting the integrity of this Agreement; (2) negotiations on this Agreement; (3) the subject matter and consideration of this Agreement; (4) the know-hows of the parties.

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15.2	The parties may disclose confidential information only in the following circumstances. Otherwise, neither Party may disclose the confidential information in any way under any conditions:

15.2.1	Disclosure to its own employees, directors, and professional advisors with equal confidentiality obligations to the Party involved in the entrustment;

15.2.2	Information that is already known to the public for reasons other than those of the disclosure Party;

15.2.3	There is documentary evidence of information that was in the possession of the other Party at the time of disclosure;

15.2.4	There is documentary evidence that a third Party has disclosed the information to the receiving Party and that the third Party is not under a duty of confidentiality and has the right to make the disclosure

15.2.5	Disclosures to be made in accordance with the laws in force at the time, or as required by the exchange or government regulatory authorities

15.3	Article 15 of this Agreement shall not be terminated after the termination or release of this Agreement, and the parties shall continue to perform their promised obligation of confidentiality until the other parties agree in writing to their discharge of this obligation, or in fact does not cause any form of damage to other parties as a result of a violation of this provision.

16	Change, Release

16.1	Unless otherwise agreed in this Agreement, any modification, addition or deletion of the contents of this Agreement shall be made by the parties in writing.

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16.2	If the Agreement needs to be amended due to the requirements of the jurisdiction law of the buyer or the rules of the NASDAQ Exchange, the parties shall, in good faith, do their best to cooperate in the revision of this Agreement without affecting the true purpose of the contract.

16.3	Unless otherwise agreed in this Agreement, the parties may, by consensus, terminate this Agreement.

17	Notification and Delivery

17.1	Unless otherwise provided in this Agreement, any notice or written communication from any Party in this Agreement shall be sent by personal delivery, registered mail or express mail (or by equivalent international mail). All notices and written communications shall be sent to the following addresses until written notice is given to the other party to this Agreement to change that address:

Buyer:

Contact: Zhu Yun

Address: No.4,Fenghuayuan Drive-ln-Theater, No.21 Liangmaqiao Road,

Chaoyang District, Beijing, P.R.China

Phone: +8610 64321880

Email: avis.zhu@sunsevenstars.com

Shareholder: Tree Manufacturing Sdn. Bhd.

Contact Dato' Steven Thor

Address: No. 8, Jalan Taming Jaya 1, Taman Taming Jaya, Balakong, Cheras, 43300 Selangor, Malaysia

Phone: +6012 306 2630

Email: steventhor@yahoo.com

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Contact: Chan Hau Kong

Address: 5a , 113 Tai hang road, Tai hang Hong Kong

Phone: 86-13261921834

Email: renechan11@hotmail.com

17.2	If any Party changes its address or other contact information, it shall give prior written notice to the other

18	Applicable Law, Dispute Resolution

18.1	This Agreement is entered into, construed and enforced in accordance with the internal laws of State of Nevada without regard to the principles of conflicts of laws thereunder.

18.2	Any dispute arising out of or in connection with this Agreement shall be submitted to the Hong Kong International Arbitration Centre for arbitration in accordance with its arbitration rules in force at that time. The arbitral award is final and binding on all parties. Arbitration fees and reasonable attorney fees shall be borne by the losing Party unless otherwise specified.

19	Others

19.1	This Agreement constitutes the entire and exclusive agreement between the parties with respect to the Target Shares of the transaction. If any oral or written commitment, understanding, arrangement or agreement between the parties is inconsistent with this agreement, this Agreement shall prevail.

19.2	This Agreement shall enter into force upon completion of the following conditions:

19.2.1	Signed by the authorized representatives of the parties

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19.2.2	Sealed by the Shareholder

19.2.3	Approval of the shareholder and directors of the Buyer in accordance with the procedures prescribed by the Nasdaq Exchange.

19.3	Invalid or unenforceable of any provision of this Agreement does not affect other terms.

19.4	This Agreement has 4 copies, each Party to execute 2 copies.

19.5	This Agreement has been executed in both English and Chinese, and the Chinese shall prevail.

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This page has no text and is the signature page of the Acquisition Agreement

Buyer: Ideanomics, Inc.

Authorized Signatory:

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This page has no text and is the signature page of the Acquisition Agreement

Shareholder:

Tree Manufacturing Sdn. Bhd. ( 1293827-P)

Authorized Signatory:	/s/ Dato' Majid Manjit Bin Abdullah

Dato' Majid Manjit Bin Abdullah

Target Company: Tree Motion Sdn. Bhd. (1293672-X)

Authorized Signatory:	/s/ Dato’ Steven Thor Chin Keong

Dato’ Steven Thor Chin Keong

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Buyer	Means	Ideanomics, Inc.

Shareholder	Means	Tree Manufacturing Sdn. Bhd.

Target Company	Means	Tree Motion Sdn. Bhd., 1293672-X.

Target shares	Means	51% shares of the Target Company

Transaction Consideration	Means	Meaning as stated in Article 4.1 of this Agreement

Anniversary Day	Means	The same date each year after the Delivery Date

Closing Day	Means	Date of completion of registration of change of shareholder of the Target Company

Signing Date	Means	The date of signature of the parties set out at the beginning of this agreement

Consolidated Statements of Financial Statements	Means	The audited financial report of the Buyer in the fiscal year that includes the Target Company as a subsidiary of the consolidated statement

Escrow Account	Means	A stock account designated separately by the Shareholder for receiving the consideration for the transaction to be allotted by the Buyer.

2019 annual public announcement day	Means	The date of the public announcement of the financial report of the 2019 annual consolidated statement of the Buyer

2020 annual public announcement day	Means	The date of the public announcement of the financial report of the Buyer's 2020 consolidated statement

Nasdaq Exchange	Means	National Association of Securities Dealers Automated Quotation

Business	Means	The continuing business of the Target Company, included, but are not limited to, marketing and sales, co-ordination of government relations of electric vehicle products.

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Land Use Right	Means	The stockholder undertakes to acquire a land use right for a period of not less than 90 years in the Kuantan/Malaysia "Mazhong Industrial Park" with an area of 99.9521 Hectre.

Key Personnel	Means	Mr. Chan Hau Kong, Mr. Michael Yap, Ms. Michelle Khoo, Mr. Lee Ching Seng, Mr. Kevin Tham Vun Kiat, Mr. Dato' Steven Thor

Transition Period	Means	From the date of signing to the date of termination

Force Majeure	Means	Meaning as stated in Article14.1 of this Agreement

Confidential Information	Means	Meaning as stated in Article15.1 of this Agreement

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The shareholding structure of the Shareholder and the Target Company

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License, filing, and qualification of target companies

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNKK)

COMPANIES ACT 2016 (SECTION 17)
(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

TREE MOTION SDN. BHD.
(1293672-X)

is, on and from the 3rd day of September 2018, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 3rd day of September 2018.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM

User Id: PICKMANAGEMENT Date: Fri Sep 28 10:53:02 2018 Printing Date: 28/09/2018
This certificate is generated from MYDATA SSM service as at 28/09/2018 10:53:02 1/1
MENARA SSM@SENTRAL, NO. 7, JALAN STESEN SENTRAL 5, KUALA LUMPUR SENTRAL, 50470 KUALA LUMPUR.
TEL: 03-2299 4400 FAX: 03-2299 4411

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Target company financial report

TREE MOTION SDN BHD (1293672-X) NO. 8. JALAN TAMING JAYA 1, TAMAN TAMING JAYA, BALAKONG, CHERAS, 43300 SELANGOR TEL: +603 8961 1881 FAX: +603 8961 1661

(Incorporated In Malaysia)

Management Accounts for the period 3rd September 2018 to 3rd March 2019

Paid up Capital		100.00
Loan from Directors		2,600.00
		2,700.00
Incorporation Fees	1,200.00
Capital Duty	1,000.00
Secretarial set	300.00
Printing & Stationery	40.00
Telephone Charges	30.00
Travelling Expenses	30.00
Name Search	50.00
Attestation Fees	50.00
		2,700.00

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(Exclusive Sales Agreement)

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EXCLUSIVE Sole Distributorship,

sales and After-Sales Spare Parts

& Components Agreement for

Treeletrik ®

The Charge & Go €-V’s

Electric Vehicles

MADE FOR:

TREE MANUFACTURING SDN. BHD.

(Co. Reg. No. 1293827-P), as The Principal

and

TREE MOTION SDN. BHD.,

(Co. Reg. No. 1293672-X) as The Sole Distributor.

18th January 2019

Exclusive Sole Distribution, Sales and After Sales Spare Parts & Component Agreement

Tree Manufacturing Sdn. Bhd. (1293827-P)

Tree Motion Sdn. Bhd. (1293672-X)

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THIS AGREEMENT is made and entered into by and between

TREE MANUFACTURING SDN. BHD (1293827-P). 8, Jalan Taming Jaya 1, Taman Taming Jaya, Balakong, Cheras. 43300 Selangor. Malaysia, as The Principal

and

TTREE MOTION SDN. BHD.(1293672-X) 24C, Jalan 2/127B, Resource Industrial Center, Jalan Kelang Lama 68200 Kuala Lumpur. Malaysia, as The Exclusive Sole Distributor.

between on May 28th, 2019 in Kuala Lumpur, Malaysia

Whereas:

1.       The Principal is a limited liability company based in the Malaysia and valid existing, principally engaged in the manufacturing & assembler of Electric Vehicles and components, parts, power train, power pack and Electronic Control Unit (ECU) domestically and internationally;

2.       The Exclusive Sole Distributor is a limited liability company registered in Malaysia, principally engaged in New Energy (Electric Vehicle {BEV}) Automotive & Transportation businesses including distribution, wholesale, direct & in-direct sales, after-sales service, components, spare parts, repair and others automotive related businesses & industry and promoting New Energy Vehicles Electric Vehicle {BEV} in Malaysia and South East Asia (ASEAN);

3.       For the purpose of business OPERATION, The Principal empower and appoint The Exclusive Sole Distributor as its exclusive distributor and sales of all its products and services, and The Exclusive Sole Distributor agrees to act as the exclusive distributor of The Principal.

4.       For the purpose of business COLLABORATION, The Principal commit to only appoint 1(one) Sole Distributor only (Tree Motion Sdn. Bhd.) and not appoint any other Distributor, meaning all Principal products, services and accessories to be sold via The Sole Distributor sales channel only and The Sole Distributor agrees to act as the sole and only distributor for The Principal.

5.       The purpose of business PARTNERSHIP, The Principal and The Sole Distributor hereby agrees to share sales amount on the basis of;

a)	80%(The Principal) - 20%(The Sole Distributor) sharing for 2/3 Wheel Electric Motorcycle
b)	85%(The Principal) - 15%(The Sole Distributor) sharing for 4 & up Wheel Electric Vehicles

The Principal will sell product at Ex-Factory Price to the Sole Distributor and the Sole Distributor will sell the product not higher that the Malaysia Government Approved Retail Price or Harga Pasaran Terbuka Eksais (HPTE) which applies to Malaysia only or at a price deem fit or at a price fit the best interest of it's company.

NOW, THEREFORE, the parties, through friendly consultation, hereby agree as follows in respect of the specific issues concerning the sales agency service provided by The Principal and The Agent:

Article 1 – Interpretation

1.          The objective of this Agreement is to specify the rights and obligations of the parties over the distribution agreement.

Exclusive Sole Distribution, Sales and After Sales Spare Parts & Component Agreement

Tree Manufacturing Sdn. Bhd. (1293827-P)

Tree Motion Sdn. Bhd. (1293672-X)

2

2.          The owner of the products, hereinafter the Principal, is the party who has full authority over the rights of the products and its ownership which is born the irrefutable rights over the sale and the market of the products which become the object of this agreement.

3.          The delegated marketer, hereinafter the Distributor, is the party who has the rights to market the product and act on behalf of the principal over the product which become the object of this agreement; whom the rights is born after the signature of this agreement by the principal and the Distributor.

4.          By the intention of goodwill, this agreement shall;

a.	set the market area of the Distributor,
b.	propose the rights and the obligation of the Distributor, and
c.	delegate the rights to market the product to the Distributor.

5.          The ownership over the object of this agreement remains fully under the ownership of the principal, whereas there is no transfer of ownership over the object as the result of this agreement.

6.          Market Area is the place where the products is being marketed by the agent.

7.          By the signature of this agreement, principal and agent are considered to agree and shall comply with all of rights and obligations that contained under this agreement.

Article 2 - Assignment of Rights

1.          The Principal has the rights to:

a.	determine the market area or location for the agent to market the product;
b.	increase, decrease or change the quality of the products that become the object of this agreement;
c.	maintain Intellectual Property rights that enacted to the products, including trademark, patent, and design.

2.          The Distributor has the rights to:

a.	market the products on a designed area that have been determined by the principal;
b.	set the price on the designed areas,
c.	control the quantity of the products on the market area of the designed area,
d.	enhance the products advertisement in order to support the market area of the designed area.
e.	use the same intellectual property rights on behalf of the principal as long as it is reasonable for the use of products marketing.

Article 3 - Territoriality and Market Area

1.          Distributor has the rights to market the products by the means of selling the product in Malaysia and ASEAN which is determined by the principal as their market territory.

2.          Market area is determined by the principal during the establishment of this agreement and only available to be changed by the authority of the principal.

3.          Distributor is not allowed to market the products beyond the area which is not determined by the principal as the Distributor market area.

4.          Regarding the change, expand, narrowing, or market the products outside the determined market area, agent should submit a request on a written form to the principal on a reasonable period of time within 7 (seven) days before the requested time of market areas change.

5.          Any action to market the products outside the determined market area without the authorization from the principal will take result to administrative penalty for the agent.

Exclusive Sole Distribution, Sales and After Sales Spare Parts & Component Agreement

Tree Manufacturing Sdn. Bhd. (1293827-P)

Tree Motion Sdn. Bhd. (1293672-X)

3

Article 4 - Exclusivity

1.          The Distributor is prohibited to enter into any Distributorship or Sales agreement with another principal in similar business field with the place of business inside and outside neither country nor work for such company during the effective time of this agreement.

2.          The Principal is prohibited to enter into any Distributorship or Sales agreement with another distributor in similar business field with the place of business inside and outside neither country nor work for such company during the effective time of this agreement

3.          The Distributor is not allowed to enter into an agency agreement with another principal for the period of 12 months after the termination of this agreement.

4.          The Distributor is not allowed to own a business in a similar field for the period of 12 months after the termination of this agreement.

Article 5 - Trademarks Right

1.          The Distributor is entitled the right to use the trademarks of the product reasonably. The utilization of the trademarks should be done with respect to the principal as the holder of the Intellectual Property Right.

2.          The Distributor will no longer have the right to use the trademarks of the product on the day of the termination of this agreement.

3.          Improper use of trademarks will be considered as a violation towards the Intellectual Property Right.

Article 6 - Principal Responsibilities

1a.          The Principal agrees on a

a) 80% (The Principal) - 20%(The Sole Distributor) sharing for 2/3 Wheel Electric Motorcycle

b) 85% (The Principal) - 15%(The Sole Distributor) sharing for 4 & up Wheel Electric Vehicles sales amount sharing with The Sole Distributor and

1b.          The Sole Distributor agrees on

a) 20%(The Sole Distributor) - 80%(The Sole Principal) sharing for 2/3 Wheel Electric Motorcycle

b) 15%(The Sole Distributor) - 85%(The Sole Principal) sharing for 4 & up Wheel Electric Vehicles sales amount sharing principles.

2.          The Principal is obliged to indemnify and protect the Distributor against claims, liabilities, and expenses incurred in discharging the duties assigned by the principal.

3.          The Principal is not allowed to unjustifiably enrich themselves with any improper behavior that may result to the termination of the agreement.

4.          The Principal shall maintain its good faith in implementing this agreement.

Article 7 - Distributor Responsibilities

1.          The Distributor shall follow the Operational Procedure Standard and Product Quality Standard made by the principal.

Exclusive Sole Distribution, Sales and After Sales Spare Parts & Component Agreement

Tree Manufacturing Sdn. Bhd. (1293827-P)

Tree Motion Sdn. Bhd. (1293672-X)

4

2.          The Distributor shall protect the reputation of the principal and act in the best interest of the principal in conducting any transaction as an agent.

3.          The Distributor is prohibited to take profit beyond the permitted number as regulated under the principal Operational Procedure Standard.

4.          The Distributor is obliged to separate his/her personal assets with the principal property.

5.          The Distributor may conduct any adjustment to the product in order to improve the products suitableness with the surroundings with the written approval from the principal.

6.          The Distributor is responsible to guard the principal trade secret, which has been trusted to him/her.

7.          Violations toward the Operational Procedure Standard and Product Quality Standard will be considered as a breach of this agreement.

8.          The Distributor shall maintain its good faith in implementing this agreement.

Article 8 - Confidentiality

1.          Distributor shall not disclose any information regarding the Principal business information, not limited to

a.	trade secret, customer information, and business strategy.
b.	any Confidential information which is used other than for the benefit of the principal.

2.          Any distribution of physical duplication of principal business confidential information must obtain the principal permission.

3.          Immediately upon the termination of the contract, Distributor must return all business confidential information in written or non written form.

Article 9 - Terms and Termination

1.          This agreement is permanent with no time-line set, expiration date or duration.

2.          Either party may terminate this agreement if one party is proven has breached any essential terms in this agreement by giving them a written notice.

3.          Both parties jointly may terminate this agreement after reaching to an agreement to the terms & conditions of such termination.

4.          In the case of termination, each party shall return all property under their possession and any matter that is owned by the other parties.

5.          No modification of this agreement unless both parties have agreed upon the modification occurred.

Article 10 - Indemnification

1.          The Distributor agrees to indemnify and protect the company from and against, any and all claim that may be imposed.

Exclusive Sole Distribution, Sales and After Sales Spare Parts & Component Agreement

Tree Manufacturing Sdn. Bhd. (1293827-P)

Tree Motion Sdn. Bhd. (1293672-X)

5

2.          The Distributor together with the Principle agree to protect each party from any financial consequences that might be suffered as a direct or indirect from other party illegal or harmful conduct.

3.          This Article does not prevent the damages for costs incurred by the Distributor during carrying duties.

Article 11 - Dispute Resolution and Applicable Law

1.          The interpretation of this agreement shall be governed by and construed in accordance with the National Law of Malaysia.

2.          Any dispute between the Parties in relation to the interpretation or performance under this agreement shall be resolved through amicable settlement.

Article 12 - Miscellaneous

1.          This Agreement shall be executed in two (2) counterparts with equal legal force and effect, with one (1) for each Party.

2.          Headings herein are inserted for ease of reference only and shall not affect the interpretation of any provision herein.

3.          The Parties may amend and supplement this Agreement by written agreements. Any amendment or supplement to this Agreement executed by and between the Parties shall constitute an integral part hereof and shall have the equal legal force herewith.

4.          In case any provision in this Agreement is or becomes invalid or unenforceable in whole or in part due to noncompliance with any law or governmental regulation or otherwise, the part of such provision affected thereby shall be deemed to have been deleted from this Agreement; provided, however, that such deletion shall not affect the legal force and effect of any other part of such provision or any other provision in this Agreement. In such case, the Parties shall negotiate for a new provision to replace such invalid or unenforceable provision.

5.          Unless otherwise specified herein, any failure of either Party to exercise or any delay of either Party in the exercise of any of its rights, powers or privileges hereunder shall not be deemed as a waiver of the exercise of such right, power or privilege. Any single or partial exercise of any right, power or privilege shall not prejudice the exercise of any other right, power or privilege.

6.          This Agreement shall constitute the entire agreement between the Parties in respect of the subject matter of the cooperation project, and shall supersede any and all the prior or contemporaneous agreements, understandings and communications, oral or written, between the Parties in respect of the subject matter of the cooperation project. Except as expressly provided herein, there does not exist any express or implicit obligation or undertaking between the Parties.

7.          Any matter not covered hereunder shall be subject to further negotiations between the Parties.

Exclusive Sole Distribution, Sales and After Sales Spare Parts & Component Agreement

Tree Manufacturing Sdn. Bhd. (1293827-P)

Tree Motion Sdn. Bhd. (1293672-X)

6

IN WITNESS WHEREOF,

The parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

Tree Manufacturing Sdn Bhd (1293827-P)

/s/ Dato' Majid Manjit Bin Abdullah
Authorized Signatory:
Dato' Majid Manjit Bin Abdullah

Tree Motion Sdn Bhd (1293672-X)

/s/ Dato' Steven Thor Chin Keong
Authorized Signatory:
Dato' Steven Thor Chin Keong

Exclusive Sole Distribution, Sales and After Sales Spare Parts & Component Agreement

Tree Manufacturing Sdn. Bhd. (1293827-P)

Tree Motion Sdn. Bhd. (1293672-X)

7

Land use right certificate, land plot

ڤربادنن كماجوان نݢري ڤهڠ
PKNP
PERBADANAN KEMAJUAN NEGERI PAHANG
PAHANG STATE DEVELOPMENT CORPORATION

Bil.(07)dlm. PKNP/IND/600/1-1/2/1/3/15

28 Disember 2018

Dato' Haji Ahmad Khirrizal Bin Ab Rahman, DSAP., DIMP.,SAP.,AAP.
Setiausaha Sulit Kepada KDYMM Sultan Pahang
Pejabat Kebawah Duli Yang Maha Mulia
Pemangku Raja Pahang
26600 Pekan
Pahang Darul Makmur

YH. Dato',

PERMOHONAN PEMBERIMILIKAN TANAH KERAJAAN DI BAWAH SEKSYEN 76 DARIPADA PERBADANAN KEMAJUAN NEGERI PAHANG SELUAS 99.9521 HEKTAR (999,521 METER PERSEGI) DI KAWASAN PERINDUSTRIAN GEBENG, MUKIM SUNGAI KARANG, DAERAH KUANTAN BAGI MAKSUD INDUSTRI.

Adalah dengan segala hormatnya merujuk kepada perkara di atas dan surat YH.Dato' Bil. (44) dlm. TM PHG/A/0003/SJ.4 Jld 4 bertarikh 17 Disember 2018 adalah berkaitan.

2. Sukacita dimaklumkan bahawa Mesyuarat Ahli Perbadanan PKNP yang bersidang pada 18 Disember 2018 telah bersetuju dengan cadangan bayaran sebanyak **RM 2,000,000.00** bagi pendahuluan yang disempurnakan oleh PKNP untuk Notis 5A kepada Pentadbir Tanah Daerah Kuantan dan kerja-kerja yang berkaitan pemberimilikan hartanah ini.

3. Sehubungan dengan itu, dipohon jasabaik pihak YH. Dato' untuk menyembah maklum ke sisi pengetahuan KDYMM Pemangku Raja Pahang dan menjelaskan bayaran bagi tapak seluas 99.9521 hektar (999,521 meter persegi) berjumlah **RM 2,000,000.00** diatas nama **Perbadanan Kemajuan Negeri Pahang**. Pihak PKNP akan melaksanakan pindahmilik hartanah ini kepada syarikat atau entiti yang ditentukan oleh KDYMM Pemangku Raja Pahang.

Sekian dimaklumkan dan terima kasih.

"MENGGERAK MEMBINA KEMAKMURAN"

Saya dengan hormatnya,

(DATO' INDERA HAJI ABDUL RAHIM BIN MOHD ALI SIMP., DSAP., DIMP., SMP., AMP.)
Ketua Pegawai Eksekutif PKNP

Tingkat 16, Kompleks Teruntum, Jalan Mahkota, 25000 Kuantan, Pahang Darul Makmur, Malaysia. http://www.pknp.gov.my Tel : 09-565 8588 Faks : 09-513 0510

28

EV license plate

CONSENT TO ASSIGN MANUFACTURING LICENSE AGREEMENT

Manufacturing License No: A020562 Serial No: A036186

This CONSENT TO LICENSE ASSIGNMENT AGREEMENT (this "**Consent**") is executed as 25th Day in the Month of October of the Year 2018 (the "**Effective Date**"), between TREE MOVEMENT MALAYSIA SDN. BHD. (Co. Reg.No. 1160152-X), *an Electric Automotive Assembler & Manufacturer* ("**ASSIGNOR**"), and TREE MANUFACTURING SDN. BHD. Co. Reg. No. 1293827-P), *a Subsidiary of the Assignor* ("**ASSIGNEE**").

RECITALS:

A. Assignor & Assignee entered into an *Exclusive License Assignment Agreement* dated as of 25th Day, in the Month of October of the Year 2018 (the "License"), under which the License Holder is assigning The Manufacturing License Exclusively to the Assignee for the purpose to Assemble and Manufacture Electric Vehicles for and on behalf of the Assignor.

AGREEMENTS:

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Consent. Subject to the terms and conditions contained in this Consent and notwithstanding anything contained in the contrary in the assignment, Assignor hereby consents to the manufacturing license to Assignee in accordance with a license agreement to be entered into between Assignor and Assignee as such assignment in substantially the form of the Assignment of License Agreement.

2. No Waiver. Assignor's consent contained herein shall not waive its rights and shall not be construed as a consent to any modifications to the terms and conditions contained in the Manufacturing License imposed / set forth by MALAYSIA INVESTMENT DEVELOPMENT AUTHORITY (MIDA) unless such modifications are approve by MIDA nor Assignee are not obligated to fulfill such requirement and conditions.

3. No Obligations Created. Each of the parties to this Consent agree and acknowledge that Assignor shall have no obligation or liability under the terms of the License Agreement. Without limiting the generality of the foregoing, Assignor shall have no liability under (and shall not be bound by) any modifications, deletions or waivers of any provision of the Assignee which Assignor has not agreed to specifically in writing.

4. Binding Effect; Governing Law. Except as modified hereby, the License shall remain in full effect and this Consent shall be binding upon Assignor and Assignee and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Consent and

CONSENT TO LICENSE ASSIGNMENT AGREEMENT
TREE MOVEMENT MALAYSIA SDN. BHD. (CO.REG.NO. 1160152-X)
TREE MANUFACTURING SDN. BHD. (CO. REG.NO. 1293827-P)

29

the terms of the Assignment, the terms of this Consent shall prevail. This Consent shall be governed by the laws of the state in which the Licensed Area is located.

5. Amendment; Entire Agreement. This Consent shall not be amended or modified except by an instrument in writing signed by all the parties hereto and this Consent contains all of the agreements, understandings, representations and warranties of the parties with respect to the subject matter hereof.

6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

This Consent is entered into by Assignor and Assignee and made effective as of the Effective Date.

ASSIGNOR:

Dato' Steven Thor
Executive Director

ASSIGNEE:

Name: CHAN TSAU KONG
Title: Executive Director

[illegible] LICENSE ASSIGNMENT AGREEMENT
TREE MOVEMENT MALAYSIA SDN. BHD. (CO REG NO. 1160152-X)
TREE MANUFACTURING SDN. BHD. (CO. REG NO. 1230827-P)

30

EXHIBIT A

ASAL
ORIGINAL

[illegible]

KEMENTERIAN
PERDAGANGAN
ANTARABANGSA DAN
INDUSTRI MALAYSIA

[illegible]

AKTA PENYELARASAN PERINDUSTRIAN, 1975
LESEN PENGILANG
INDUSTRIAL CO-ORDINATION ACT, 1975
MANUFACTURING LICENCE

No. Siri A 036186
(Serial No)

No. Lesen A 020562
(Licence No)

PADA MENURUT AKTA PENYELARASAN PERINDUSTRIAN, 1975
IN PURSUANCE OF THE INDUSTRIAL CO-ORDINATION ACT, 1975

Saya memberi lesen kepada **TREE MOVEMENT MALAYSIA SDN. BHD**
I licence (Nama pemohon/ *Applicant name*)

untuk bertindak sebagai PENGILANG BERLESEN mulai dari **17 Mei 2018**
to act as LICENSED MANUFACTURER as from (Tarikh/*Date*)

ditempat pengilangan beralamat **8, Jalan Taming Jaya 1, Taming Jaya, 43300 Balakong, Selangor**
at the place of manufacturing at

bagi keluaran yang dinyatakan di bawah ini dan tertakluk kepada syarat yang dilampirkan bersama ini for product (s) specified hereunder and subject to the conditions attached herewith.

Keluaran **Menjalankan Aktiviti 'Assembly Of Electric Powered Vehicles'**
Product

Bertarikh pada 17 Ogos 2018
Dated this Aug 2018

PEGAWAI PELESEN
LICENSING OFFICER

DATIN K. TALAGAVATHI
Timbalan Ketua Setiausaha Industri
Kementerian Perdagangan Antarabangsa dan Industri
Malaysia

CONSENT TO LICENSE ASSIGMENT AGREEMENT
TREE MOVEMENT MALAYSIA SDN. BHD. (CO.REG.NO. 1190152-X)
TREP MANUFACTURING SDN. BHD (CO. REG.NO 1333827-P)

31

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNKK)

COMPANIES ACT 2016 (SECTION 17)
(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

TREE MANUFACTURING SDN. BHD.
(1293827-P)

is, on and from the 4th day of September 2018, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company

Dated at KUALA LUMPUR this 4th day of September 2018.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM

User Id: PICKMANAGEMENT
Date: Fri Sep 28 10:53:13 2018
Printing Date: 28/09/2018
This certificate is generated from MYDATA SSM service as at 28/09/2018 10:53:13
1/1
MENARA SSM@SENTRAL, NO. 7, JALAN STESEN SENTRAL 5, KUALA LUMPUR SENTRAL, 50470 KUALA LUMPUR
TEL: 03-2299 4400 FAX: 03-2299 4411

32

ASAL
ORIGINAL

KEMENTERIAN PERDAGANGAN ANTARABANGSA DAN INDUSTRI MALAYSIA

Borang ICA 7 (Pin.1/08)
Form ICA 7 (Rev. 1/08)

MINISTRY OF INTERNATIONAL TRADE AND INDUSTRY OF MALAYSIA

AKTA PENYELARASAN PERINDUSTRIAN, 1975
LESEN PENGILANG
INDUSTRIAL CO-ORDINATION ACT, 1975
MANUFACTURING LICENCE

No. Siri : **A 036186**
(*Serial No*):

No. Lesen : **A 020562**
(*Licence No*) :

PADA MENURUT AKTA PENYELARASAN PERINDUSTRIAN, 1975
IN PURSUANCE OF THE INDUSTRIAL CO-ORDINATION ACT, 1975

Saya memberi lesen kepada **TREE MOVEMENT MALAYSIA SDN. BHD.**
I licence (Nama pemohon/ *Applicant name*)

untuk bertindak sebagai PENGILANG BERLESEN mulai dari **17 Mei 2018**
to act as LICENSED MANUFACTURER as from (Tarikh/*Date*)

ditempat pengilangan beralamat **8, Jalan Taming Jaya 1, Taming Jaya, 43300 Balakong,**
at the place of manufacturing at **Selangor**

bagi keluaran yang dinyatakan di bawah ini dan tertakluk kepada syarat yang dilampirkan bersama ini :
for product (s) specified hereunder and subject to the conditions attached herewith :

Keluaran **Menjalankan Aktiviti 'Assembly Of Electric Powered Vehicles'**
Product

Bertarikh pada 17..... Ogos 2018
Dated this *Aug 2018*

PEGAWAI PELESEN
LICENSING OFFICER

DATIN K. TALAGAVATHI
Timbalan Ketua Setiausaha (Industri)
Kementerian Perdagangan Antarabangsa dan Industri Malaysia

33

Partnership list and copy of contract, Group Sales Projection

A)	Concluded Sales

1)	DHL Malaysia—Delivery Bikes Test Order 5 units ( Upon completion of testing, there will be another 500 units order)
2)	Sarawak Energy Berhad—E- Bikes Test Order 14 units ( upon conclusion of testing, there will be another 200 units order)
3)	Prolintas ( Urban Highway Toll Road Concession) - Patrol Bikes Test Order 18 units ( Upon conclusion of order, there will be another 200 units order)
4)	Municipal Council Ampang - Test order 4 units (Upon Completion of testing, there will be 100 units order)
5)	IOI City Mall —Patrol Bikes Test Order 9 units ( Upon completion of testing, there will be another 200 units order)
6)	E-Delivery Services—10,000 units E-Bikes
7)	E-Hailing/ Electric Micro Car—6,000 units
8)	Food Truck/E-Truck—3500 units
9)	Distributors Sales—138 units
10)	Zublin Precast—Patrol Bikes Test order 2 units ( upon completion of order, there will be another 50 units order)

B)	Potential Sales

1)	Pos Malaysia ( Courier Company) —7500 units E-bikes, 500 units Electric Van
2)	GdEx Express—Delivery Bike 500 units
3)	Nationwide Courier Services—Delivery Bike 500 units
4)	Citylink Courier Services—Delivery Bike 500 units
5)	Malaysia National Co-Operative Society—Delivery Bikes 5,000 units ( MOU attached)
6)	Asean Co-operative Organization—( MOU attached)
7)	University Islamic Malaysia (HUM)—2000 units
8)	Police Malaysia—Patrol Bikes 500 units
9)	Malaysia Federal Ministry—E-Bikes 1000 units
10)	State District Office—E-Bikes
11)	Malaysia Municipal Council (total 39 )—Patrol Bikes 800 units
12)	Malaysia City Council—Patrol Bikes 350 units
13)	McDonalds—Delivery Bikes 500 units
14)	Pizza Hut—Delivery Bikes 2,000 units
15)	KFC—Delivery Bikes 3,000 units
16)	Melaka Tourism Board—T-Commuter ( Electric Micro Truck) --100 units
17)	IKEA—Electric Micro Trucks 150 units
18)	Food Panda—Delivery Bikes 2000 units

34

19)	Honest Bee—Delivery Bikes 200 units
20)	Ministry Of Agriculture -Electric Micro Truck (T-MV7) --50 units
21)	Alarm Flora—Electric Micro Truck (T-MV7) 100 units
22)	PLUS Highway Concession—400 units Patrol Bikes
23)	Genting Highland—Ebikes 200 units, Electric Car 200 units
24)	Sunway Resort—E-Bikes 500 units
25)	Lazada—Electric Micro Truck 300 units
26)	11th Street—Delivery Bikes 500 units
27)	MBE ( Mail Box Express)—Delivery Bikes 5000 units
28)	Eco World ( Property Developer)—Patrol Bikes 1000 units

C)	Public Transportation/Public Transit 60000 units

1)	City Transit Buses
2)	Inter City Buses
3)	Inter States Coaches (Long Haul)
4)	City to Airport Buses
5)	City to Federal Administration (Putrajaya & Cyberjaya)

* We will be making proposal to the government with regards to the electric buses.

D)	MOU

1)	China High-tech MOU (MOU attached)

35